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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): May 18, 1999

                       National Auto Finance Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-22067                                    65-0688619
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       (Commission File Number)                        (I.R.S. Employer
                                                      Identification No.)

    10302 Deerwood Park Boulevard, Suite 100
              Jacksonville, Florida                        32256
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (904) 996-2500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

     Filed herewith and incorporated herein by reference is a copy of the National Auto Finance Company, Inc. (the "Company") Press Release, dated May 18, 1999, announcing the Company's 1998 AND first quarter 1999 results.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Exhibits.

          (99) Press Release, dated May 18, 1999.


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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  May 18, 1999.
                                   NATIONAL AUTO FINANCE COMPANY, INC.

                                   By: /s/ Stephen R. Veth
                                   Name:  Stephen R. Veth
                                   Title:  Vice President, Secretary and
                                             General Counsel





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                       NATIONAL AUTO FINANCE COMPANY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  Exhibit Index

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Exhibit No.                    Description                       Page
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  (99)                         Press Release,
                               dated May 18, 1999
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